UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                [GRAPHIC OMITTED]
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                [GRAPHIC OMITTED]
       Date of Report (Date of earliest event reported): December 4, 2006

                             Mid Penn Bancorp, Inc.

             (Exact name of registrant as specified in its charter)

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

                Pennsylvania                             1-13677                      25-1666413
----------------------------------------------  --------------------------  -------------------------------
       (State or other jurisdiction of          (Commission File Number)     (IRS Employer Identification
               incorporation)                                                            No.)


                                                                                  17061
         349 Union Street, Millersburg, Pennsylvania
-------------------------------------------------------------- --------------------------------------------
          (Address of principal executive offices)                             (Zip Code)

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                                 (717) 692-2133
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                           CURRENT REPORT ON FORM 8-K

ITEM 8.01   Other Events.

A Press Release dated December 7, 2006 regarding the consummation of the purchase and assumption of certain assets and liabilities associated with the Steelton and Middletown, Pennsylvania branches of Omega Bank, a subsidiary of Omega Financial Corporation.

ITEM 9.01.  Financial Statements and Exhibits

(d) On December 7, 2006, the Registrant issued the attached press release.

Exhibits

99 Press Release dated December 7, 2006 regarding Registrant's completion of the purchase of branches in Middletown and Steelton, Pennsylvania.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MID PENN BANCORP, INC.
                                           (Registrant)


Dated: December 4, 2006                    /s/ Alan W. Dakey
                                           -------------------------------------
                                           Alan W. Dakey
                                           President and Chief Executive Officer